Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2019 CNY (¥)	Feb. 28, 2019 USD ($)	Feb. 28, 2018 CNY (¥)	Jan. 16, 2018 USD ($)
Payables And Accruals [Abstract]
Accrued employee payroll and welfare benefits	¥ 11,623	$ 1,737	¥ 7,321
Payable for funding commitments	25,000	3,736	5,000
Deposits received from network partners	100	15	2,400
Other taxes payable	2,668	399	2,517
Professional service fee payable	3,329	498	3,528
Dividends payable			3,677	$ 20,000
Rental payable	3,283	491
Refund liabilities	2,718	406
Others	7,845	1,172	4,778
Total	¥ 56,566	$ 8,454	¥ 29,221